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                                                                   Exhibit 10.40
                             MATCHING RSU AGREEMENT
                       SECURITY CAPITAL GROUP INCORPORATED
                          1998 LONG-TERM INCENTIVE PLAN

         THIS AGREEMENT, dated as of the 14th day of January, 2002, by and between ______________ (the "Participant") and Security Capital Group Incorporated (the "Company").

         WHEREAS, the Company maintains the Security Capital Group Incorporated 1998 Long-Term Incentive Plan (the "Plan"), which is incorporated into and forms a part of this Agreement, for the benefit of employees of the Company and certain other Related Companies; and

         WHEREAS, SC Group Incorporated ("SC Group") maintains the SC Group Incorporated Nonqualified Savings Plan (the "NSP") which includes as an investment election the Company Stock Fund II; and

         WHEREAS, the Participant has elected to participate in the NSP, to defer a portion of Participant's bonus for 2001 and has made an investment election to invest in the Company Stock Fund II; and

         WHEREAS, the Committee has made available to the Participant a number of restricted share units (the "Units") equal to 50% of the number of Credited Shares (as defined below);

         NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant as follows:

         1. Subject to the terms of the NSP, the Participant hereby elects to invest $_____ of his or her deferred contribution to the NSP in the Company Stock Fund II.

         2. The Company and the Participant agree that for purposes of this Agreement, the Participant shall be credited on a notional basis with a number of shares of Class B Common Stock of the Company (the "Shares") equal to the amount of the Participant's deferred contribution to the Company Stock Fund II divided by the price of the Shares on the New York Stock Exchange on January 18, 2002 (the "Credited Shares").

         3. On January 18, 2002, the Company shall issue Units to the Participant equal to 50% of the number of Credited Shares. The Units shall be issued under a Restricted Share Unit Agreement in the form attached as Appendix 1.

         4. The Participant acknowledges and agrees that the Units shall vest on January 18, 2005, the third anniversary of the grant date of the Units (the "Vesting Date"). The Participant further acknowledges and agrees that if the Participant terminates employment with the Company for any reason other than death, disability or retirement before January 18, 2005, all Units shall be forfeited, or if the Participant changes his or her investment election with respect to the Company Stock Fund II before the Vesting Date, a percentage of Units shall be forfeited equal to (a) the amount the Participant elects to withdraw from his or her Company Stock Fund II account divided by (b) the value of the Participant's Company Stock Fund II account at the time of such change in investment election.

         5. The Participant shall notify the Company in writing if he or she changes his or her investment election with respect to his or her Company Stock Fund II account before January 18, 2005. Upon effectiveness of such change in investment election, the Participant shall forfeit a number of Units as described in paragraph 4.

         6. Any sale by the Participant of any Shares or other securities of the Company or any change in investment election in the NSP, other than in the Common Stock Fund II, shall not affect the vesting of the Units.

         7. This Agreement shall be governed by the laws of the state of Maryland.

         8. This Agreement may be amended only by a written document signed by the Company and the Participant.






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         IN WITNESS WHEREOF, the Participant and the Company have executed this
Agreement as of the date first above written.

                                               PARTICIPANT

                                               -----------------------------

                                               SECURITY CAPITAL GROUP
                                               INCORPORATED

                                               By
                                                 ---------------------------
                                               Jeffrey A. Klopf
                                               Senior Vice President & Secretary